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Exhibit 10.13

        Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

NON-TERMINATION AGREEMENT REGARDING THE CLEARING 21 ®
SOFTWARE MARKETING AND DISTRIBUTION AGREEMENT RESTATEMENT
EFFECTIVE JANUARY 30, 2001

BETWEEN:

        EURONEXT PARIS, S.A., a corporation organized and existing under the laws of the Republic of France with a stated capital of 130 332 568 Euros and having its principal office at 39, rue Cambon 75001 Paris, FRANCE, registered with the Trade Registry of PARIS under No B 343 406 732 ("EURONEXT")

AND

        CHICAGO MERCANTILE EXCHANGE INC., a corporation organized under the laws of the State of Delaware and having its principal office at 30 South Wacker Drive, Chicago, Illinois 60606 ("CME")

AND

        NEW YORK MERCANTILE EXCHANGE, INC., a New York Corporation having an office at One North End Avenue, World Financial Center, New York, New York 10281-1101, USA ("NYMEX").

RECITALS:

        WHEREAS, EURONEXT, CME, and NYMEX have entered into a Clearing 21 ® Software Marketing and Distribution Agreement (Restatement effective as of January 30, 2001) (the "Remarketing Agreement") pursuant to which EURONEXT may, under certain conditions, promote, market and license the CLEARING 21 Base Product and Derivative Works to Prospective Users.

        WHEREAS, pursuant to Section 8.2 of the Remarketing Agreement, the initial term of the Remarketing Agreement shall continue *****.

        WHEREAS, further pursuant to Section 8.2 of the Remarketing Agreement, the Remarketing Agreement was to be renewed automatically for successive terms of three years unless, not later than twelve (12) months prior to the expiration of the initial term or any successive term, CME and NYMEX jointly notify EURONEXT of their intentions to terminate the Remarketing Agreement or EURONEXT notifies CME and NYMEX of its intentions to terminate the Remarketing Agreement.

        WHEREAS, *****.

        WHEREAS, EURONEXT wishes to obtain assurances from CME and NYMEX that they will not terminate the Remarketing Agreement *****.

        WHEREAS, EURONEXT, CME and NYMEX wish to amend Section 8.2 of the Remarketing Agreement, subject to the specific terms set forth herein and in accordance with the terms of the Remarketing Agreement that are not significantly amended by this Agreement, to amend the duration and termination timeline for successive terms of the Remarketing Agreement.

        NOW THEREFORE, in exchange for ten (10) US dollars and in consideration of the premises and the mutual promises and agreements herein expressed, the parties hereto agree as follows:

ARTICLE 1—TERMINATION PROVISIONS

1.1.    CME, EURONEXT, and NYMEX agree that the second and third sentences of Section 8.2 (Term; Renewal) of the Remarketing Agreement are hereby deleted and replaced with the following sentences:

  The Agreement shall be renewed automatically for successive terms of six (6) months; provided, however, that Licensee may notify Licensors or Licensors, acting jointly, may notify Licensee of their respective intentions to terminate participation in the Agreement at the end of any successive term not later than one (1) month prior to the expiration of such successive term.

1.2.    CME and NYMEX shall not, individually or jointly, seek to terminate the Remarketing Agreement at the *****.

ARTICLE 2—GENERAL

2.1.    All the terms and conditions of the Remarketing Agreement not modified by the terms of this Agreement shall remain in effect.

2.2.    This Agreement contains the complete and exclusive statement of the Agreement between CME, NYMEX and EURONEXT with respect to the subject matter hereof and supercedes all prior and contemporaneous agreements, understandings, proposals, negotiations, representations, or warranties of any kind, whether oral or written.

2.3.    All actions arising from disputes initiated by CME or NYMEX in connection with this Agreement shall be heard and finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said Rules. Resolution of all such disputes shall be governed in all respects by the substantive laws of the Republic of France. The arbitration proceeding related thereto shall be conducted in English. The place of arbitration in such cases shall be Zurich, Switzerland.

        All actions arising from disputes initiated by EURONEXT in connection with this Agreement shall be heard and finally settled in the federal or state courts located in the City of New York, State of New York. Resolution of all such disputes shall be governed by the substantive laws of the State of New York without recourse to choice of law principles.

2.4.    If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the parties agree that such invalidity, illegality, or unenforceability shall not affect the validity of the remaining provisions of this Agreement and further agree to substitute for the invalid provision a valid provision which approximates the intent and economic effect of the invalid provision as closely as possible.

        IN WITNESS WHEREOF, CME, NYMEX and EURONEXT have executed this Agreement effective this 26 day of December 2002.

CHICAGO MERCANTILE EXCHANGE INC.

            /s/ Craig S. Donohue
By: Mr. Craig S. Donohue

Title: Executive Vice-President and Chief Administrative Officer

EURONEXT PARIS, S.A.

/s/ Jean-François Théodore By: Mr. Jean-François Théodore Title: Chairman and Chief Executive Officer	For Jean-François Théodore Patrick Stephan Executive Director, Legal

NEW YORK MERCANTILE EXCHANGE, INC.

    /s/ J. Robert Collins, Jr.
By: Mr. J. Robert Collins, Jr.

Title: President

AMENDMENT NO. 1 TO THE
CLEARING 21 ® SOFTWARE MARKETING AND DISTRIBUTION AGREEMENT
RESTATEMENT EFFECTIVE JANUARY 30, 2001

BETWEEN:

        EURONEXT PARIS, S.A., a corporation organized and existing under the laws of the Republic of France with a stated capital of 130 332 568 Euros and having its principal office 39, rue Cambon 75001 Paris, FRANCE, registered with the Trade Registry of PARIS under No B 343 406 732 (the "Licensee")

AND

        CHICAGO MERCANTILE EXCHANGE INC., a corporation organized under the laws of the State of Delaware and having its principal office situated at 30 South Wacker Drive, Chicago, Illinois 60606 ("CME")

AND

        NEW YORK MERCANTILE EXCHANGE, INC., a New York Corporation having an office at One North End Avenue, World Financial Center, New York, New York 10281-1101, USA ("NYMEX")

        CME and NYMEX are hereinafter referred to together as the "Licensors."

RECITALS:

        WHEREAS, CME, NYMEX, and Licensee have entered into a Clearing 21® Software Marketing and Distribution Agreement (Restatement effective as of January 30, 2001) (the "Agreement") pursuant to which Licensee may, under certain conditions, promote, market and license the CLEARING 21 Base Product and Derivative Works to Prospective Users.

        WHEREAS, pursuant to Sections 2.4 (Prospective Users Reserved by Licensors) and 3.4 (Excluded Prospective Users) of the Agreement, CME expressly excluded from the Agreement the right for Licensee to promote, market or sublicense the CLEARING 21 Base Product and Derivative Works to *****.

        WHEREAS, Licensors are now willing to authorize Licensee, subject to the specific conditions set forth herein and in accordance with those terms of the Agreement that are not significantly amended by this Amendment, to promote, market or sublicense the CLEARING 21 Base Product and Derivative Works to *****.

        NOW THEREFORE, in consideration of the premises and the mutual promises and undertakings herein expressed, Licensors and Licensee hereby agree as follows:

1.    Section 1.1. (Definitions) of the Agreement is hereby amended to include the following new defined terms:

  (s)
  "Market Segment" means a group of products that are all traded on the same Cleared Market or Additional Cleared Market and that fall into one of the following categories of products: (a) equity securities, (b) equity options, (c) futures contracts and options on futures contracts, (d) cash transactions of debt, (e) spot transactions of currencies, physical goods, services, commodities, energy, materials and livestock, and (f) all other instruments including, without limitation, all other derivative instruments.

  (t)
  "Cleared Market" means each of the following: LIFFE, London Stock Exchange, London Metal Exchange, International Petroleum Exchange, Intercontinental Exchange, Tradepoint/Virt-x, LCH RepoClear and SwapClear.

  (u)
  "Additional Cleared Markets" means any exchange, trading platform, OTC market or other market other than a Cleared Market for which ***** provides clearing services after the effective date of this Amendment, whether established through a clearing arrangement between ***** and a new party or through the merger, acquisition, or consolidation of a Cleared Market with another Cleared Market or party.

  (v)
  "*****" means the *****.

2.    Section 2.4 of the Agreement is hereby amended to include the following new Section 2.4.1:

2.4.1.	Notwithstanding Section 2.4. and Schedule 1 hereto, Licensors hereby grant to Licensee and Licensee hereby accepts from Licensors, in accordance with the terms and conditions of this Agreement, an exclusive, non-transferable, worldwide license, only until December 31, 2003, to promote and market the CLEARING 21 Base Product and Derivative Works to ***** and to license and distribute the CLEARING 21 Base Product and Derivative Works to *****, without the right to further sublicense or distribute the same, solely for use by ***** in connection with the clearing and settling of all Market Segments of Cleared Markets and Additional Cleared Markets. Any license arrangement entered into between Licensee and ***** must be documented in a signed, written agreement, which complies in all material respects with the requirements set forth in Section 3.6 hereof ("***** Sublicense Agreement"). The term of the ***** Sublicense Agreement shall not exceed ***** from its date of execution.

3.    Section 3.4 (Excluded Prospective Users) of the Agreement is hereby amended to include the following new Section 3.4.1:

3.4.1	Notwithstanding anything to the contrary in this Agreement, Licensee shall not be entitled to any reimbursements from Licensors for promotion and marketing to ***** pursuant to this Agreement.

4.    Section 5.1 (*****) of the Agreement is hereby amended to include the following new Section 5.1(f):

  Notwithstanding any contrary terms contained in this Agreement relating to *****, the following ***** conditions shall apply to the ***** Sublicense Agreement:

  (1)
  *****.

  (2)
  *****.

  (3)
  *****.

  (4)
  *****.

  (5)
  *****.

  (6)
  *****.

  (7)
  *****.

  (8)
  *****.

5.    Section 5.2 (Standard Revenue Sharing) of the Agreement is hereby renumbered as Section 5.2(a).

6.    Section 5.2 (Standard Revenue Sharing) of this Agreement is hereby amended to include the following new Section 5.2(b):

  (b)
  *****.

7.    Section 5.6 (Maintenance Services) of the Agreement is hereby renumbered as Article 5.6(a) and the first sentence of the renumbered Section 5.6(a) is hereby deleted and replaced with the following sentence:

  Maintenance services related to any sublicense or sublicense upgrade shall be offered to all Sublicensees by Licensee or its affiliate ATOS-EURONEXT SA, a French limited company incorporated under the laws of France, with offices at Palais de la Bourse, Place de la Bourse, 75002 Paris, France.

8.    Section 5.6 (Maintenance Services) of the Agreement is hereby amended to include the following new Section 5.6(b):

  Notwithstanding the provisions of Section 5.6(a) of the Agreement, with respect to maintenance services provided to *****, CME shall only be entitled to receive from Licensee the greater of ***** per month or ***** of the monthly maintenance fee charged by Licensee to *****.

9.    Schedule 1 (Prospective Users Reserved by CME) of the Agreement is hereby amended to add the following phrase in front of the reference to *****: "Except as expressly permitted in this Agreement,".

10.    All the terms and conditions of the Agreement not modified by the terms of this Amendment shall remain in effect.

        IN WITNESS WHEREOF, Licensors and Licensee have executed this Amendment on this 26 day of December 2002.

EURONEXT PARIS

/s/ Jean-François Théodore By: Mr. Jean-François Théodore Title: Chairman and Chief Executive Officer	For Jean-François Théodore Patrick Stephan Executive Director, Legal

CHICAGO MERCANTILE EXCHANGE INC.

    /s/ Craig S. Donohue

By: Mr. Craig S. Donohue

Title: Executive Vice-President and Chief Administrative Officer

NEW YORK MERCANTILE EXCHANGE, INC.

    /s/ J. Robert Collins, Jr.

By: Mr. J. Robert Collins, Jr.

Title: President

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  Exhibit 10.13